UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________________________

FORM 8-K
____________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) — February 21, 2018
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INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact name of registrant as specified in its charter)

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Ireland	001-34400	98-0626632
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

170/175 Lakeview Drive
Airside Business Park
Swords, Co. Dublin
Ireland
(Address of principal executive offices, including zip code)

+(353)(0)18707400
(Registrant’s phone number, including area code)

N/A
(Former name or former address, if changed since last report)
____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On February 21, 2018, Ingersoll-Rand Global Holding Company Limited (the “Issuer”), a wholly-owned subsidiary of Ingersoll-Rand plc (“IR Parent”), issued $300 million aggregate principal amount of 2.900% Senior Notes due 2021 (the “2021 Notes”), $550 million aggregate principal amount of 3.750% Senior Notes due 2028 (the “2028 Notes”) and $300 million aggregate principal amount of 4.300% Senior Notes due 2048 (the “2048 Notes” and, together with the 2021 Notes and the 2028 Notes, the “Notes”) pursuant to an Indenture, dated as of February 21, 2018 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of February 21, 2018 (the “First Supplemental Indenture”), relating to the 2021 Notes, and as further supplemented by the Second Supplemental Indenture, dated as of February 21, 2018 (the “Second Supplemental Indenture”), relating to the 2028 Notes, and as further supplemented by the Third Supplemental Indenture, dated as of February 21, 2018 (the “Third Supplemental Indenture” and, together with the Base Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, the “Indenture”), each among the Issuer, IR Parent, Ingersoll-Rand Luxembourg Finance S.A., Ingersoll-Rand Lux International Holding Company S.à r.l., Ingersoll-Rand Irish Holdings Unlimited Company and Ingersoll-Rand Company, as guarantors (the “Guarantors”) and Wells Fargo Bank, National Association, as trustee. The Issuer intends to use the net proceeds from the offering for general corporate purposes, including to fund the redemption in full of its 6.875% Senior Notes due 2018 and its 2.875% Senior Notes due 2019.
The Notes and the related guarantees have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3ASR (File No. 333-221265) previously filed with the Securities and Exchange Commission under the Securities Act.
The Notes are senior unsecured obligations of the Issuer and rank equally with all of the Issuer’s existing and future senior unsecured indebtedness. The guarantees of the Notes are senior unsecured obligations of each Guarantor and rank equally with all of such Guarantor’s existing and future senior unsecured indebtedness.
The Issuer will pay interest on the Notes semi-annually on February 21 and August 21, beginning August 21, 2018, to holders of record on the preceding February 6 and August 6. Interest will be calculated on the basis of a 360-day year of twelve 30-day months. The 2021 Notes will mature on February 21, 2021, the 2028 Notes will mature on August 21, 2028 and the 2048 Notes will mature on February 21, 2048. The Issuer may redeem the 2021 Notes, 2028 Notes and 2048 Notes, respectively, in whole or in part at any time prior to February 21, 2021 (the maturity date of the 2021 Notes), May 21, 2028 (three months prior to the maturity date of the 2028 Notes) and August 21, 2047 (six months prior to the maturity date of the 2048 Notes), respectively, at a redemption price equal to the greater of 100% of the principal amount of such notes to be redeemed and a “make-whole” redemption price. In addition, the Issuer may redeem the 2028 Notes and 2048 Notes, respectively, in whole or in part at any time on or after May 21, 2028 (three months prior to the maturity date of the 2028 Notes) and August 21, 2047 (six months prior to the maturity date of the 2048 Notes), respectively, at par plus accrued and unpaid interest thereon up to, but not including, the redemption date. In the event of a change of control triggering event (as defined in the Indenture), the holders of the Notes may require the Issuer to purchase for cash all or a portion of their Notes at a purchase price equal to 101% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to the date of purchase. If, as a result of certain tax law changes, any Guarantor (other than Ingersoll-Rand Company) would be obligated to pay additional amounts in respect of withholding taxes or certain other tax indemnification payments with respect to any series of the Notes, and such obligation cannot be avoided by taking reasonable measures available to such Guarantor, such Guarantor may redeem the Notes of such series in whole, but not in part, at par plus accrued and unpaid interest, and all additional amounts, if any, then due or becoming due on the redemption date. The Notes are subject to certain customary covenants, including limitations on IR Parent’s and its restricted subsidiaries’ ability to incur indebtedness secured by certain liens and to engage in certain sale and leaseback transactions, and on each of the Issuer’s and the Guarantors’ ability to consolidate or merge with or into, or sell substantially all of its assets to, another person. These covenants are subject to important limitations and exceptions.
Copies of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are included with this current report on Form 8-K as Exhibits 4.1, 4.2, 4.4 and 4.6, respectively, and are incorporated by reference as though fully set forth herein. The foregoing descriptions of the Base Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture are summaries only and are qualified in their entirety by the complete text of each of such documents.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of the Registrant.
The disclosures set forth in Item 1.01 pertaining to the Notes are incorporated by reference herein.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

4.1
Indenture, dated as of February 21, 2018, by and among Ingersoll-Rand Global Holding Company Limited, as issuer, Ingersoll-Rand plc, Ingersoll-Rand Luxembourg Finance S.A., Ingersoll-Rand Lux International Holding Company S.à r.l., Ingersoll-Rand Irish Holdings Unlimited Company and Ingersoll-Rand Company, as guarantors, and Wells Fargo Bank, National Association, as Trustee.

4.2
First Supplemental Indenture, dated as of February 21, 2018, by and among Ingersoll-Rand Global Holding Company Limited, as issuer, Ingersoll-Rand plc, Ingersoll-Rand Luxembourg Finance S.A., Ingersoll-Rand Lux International Holding Company S.à r.l., Ingersoll-Rand Irish Holdings Unlimited Company and Ingersoll-Rand Company, as guarantors, and Wells Fargo Bank, National Association, as Trustee, relating to the 2.900% Senior Notes due 2021.

4.3	Form of Global Note representing the 2.900% Senior Notes due 2021 (included in Exhibit 4.2).

4.4
Second Supplemental Indenture, dated as of February 21, 2018, by and among Ingersoll-Rand Global Holding Company Limited, as issuer, Ingersoll-Rand plc, Ingersoll-Rand Luxembourg Finance S.A., Ingersoll-Rand Lux International Holding Company S.à r.l., Ingersoll-Rand Irish Holdings Unlimited Company and Ingersoll-Rand Company, as guarantors, and Wells Fargo Bank, National Association, as Trustee, relating to the 3.750% Senior Notes due 2028.

4.5	Form of Global Note representing the 3.750% Senior Notes due 2028 (included in Exhibit 4.4).

4.6
Third Supplemental Indenture, dated as of February 21, 2018, by and among Ingersoll-Rand Global Holding Company Limited, as issuer, Ingersoll-Rand plc, Ingersoll-Rand Luxembourg Finance S.A., Ingersoll-Rand Lux International Holding Company S.à r.l., Ingersoll-Rand Irish Holdings Unlimited Company and Ingersoll-Rand Company, as guarantors, and Wells Fargo Bank, National Association, as Trustee, relating to the 4.300% Senior Notes due 2048.

4.7	Form of Global Note representing the 4.300% Senior Notes due 2048 (included in Exhibit 4.6).

5.1	Opinion of Simpson Thacher & Bartlett LLP.

5.2	Opinion of Arthur Cox, Solicitors.

5.3	Opinion of Loyens & Loeff Luxembourg SARL

5.4	Opinion of McCarter & English, LLP.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGERSOLL-RAND PLC (Registrant)

Date:	February 23, 2018	/s/ Evan M. Turtz
Secretary